Fees Summary	Aug. 22, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 209,828,376.24
Previously Paid Amount	0.00
Total Fee Amount	30,970.67
Total Offset Amount	0.00
Net Fee	$ 30,970.67
Final Prospectus	false